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[GRAPHIC:  PHOTOGRAPH OF BICYCLER                        SUPER PERFORMANCE
IN COMPETITION RACE]                                   ----------------------
                                                       +30.18%
                                                       1 Year

                                                       +13.27%
                                                       5 Years

                                                       +7.72%
                                                       10 Years
                                                       Average Annual Returns
                                                       as of 1/22/97
                                                       ----------------------


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                                                            SUPERIOR PERFORMANCE
                                                                    ------------
                                                                    IRA Approved
                                                                    ------------

History shows there is no better way to achieve financial growth than with an investment in the stock market. The U.S. All American Equity Fund gives you an opportunity to capitalize on the prosperity of America's leading companies, such as AT&T, Coca-Cola, Disney, General Electric, Motorola and more. No matter the size of your investment, you'll own a diversified portfolio of more than 100 blue-chip stocks.

U.S. All American  Equity Fund
1-800-557-2297,  ext. 175

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[GRAPHIC: U.S. GLOBAL INVESTORS, INC. LOGO]

As of 1/22/97. For a free Fact Kit containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate. You may have a gain or loss when you sell shares.